                                  SCHEDULE 14a
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement            [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
[X] Definitive Proxy Statement                 Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Cancer Treatment Holdings, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                 Not applicable
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
         not applicable.
(2) Aggregate number of securities to which transaction applies: not applicable.
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): not applicable.
(4) Proposed maximum aggregate value of transaction: not applicable.
(5) Total fee paid:  not applicable.

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:  not applicable.
(2) Form, Schedule or Registration Statement No.: not applicable.
(3) Filing Party: not applicable.
(4) Date Filed: not applicable.

                         CANCER TREATMENT HOLDINGS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                NOVEMBER 20, 1997

TO THE SHAREHOLDERS OF CANCER TREATMENT HOLDINGS, INC.,

         Notice is hereby given that an Annual Meeting of Shareholders of Cancer Treatment Holdings, Inc., a Nevada corporation, will be held on Thursday, November 20, 1997, at the offices of the Company, 4491 South State Road Seven (Suite 200), Fort Lauderdale, FL 33314 at 9:30 a.m. to consider and vote upon the following proposals, all of which are set forth more completely in the accompanying proxy statement:

         (1) The election of one person to the Board of Directors to serve for a term of three years and until his successor is duly elected and qualified;

         (2) To ratify the appointment of Coopers & Lybrand, L.L.P. as the Company's independent public accountants, for the fiscal year ending May 31, 1998; and

         (3) The transaction of such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         Only shareholders of record at the close of business on September 22, 1997 are entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    Ullrich Klamm, Ph.D., Chairman and President

Fort Lauderdale, Florida
September 26, 1997

         IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AND A QUORUM AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN IT IN THE ENCLOSED ENVELOPE (WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES) WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED, BY FILING WRITTEN NOTICE OF REVOCATION WITH THE SECRETARY OF CANCER TREATMENT HOLDINGS, INC. SHAREHOLDERS EXECUTING PROXIES MAY ATTEND THE MEETING AND VOTE IN PERSON, SHOULD THEY DESIRE TO DO SO.

                         CANCER TREATMENT HOLDINGS, INC.
                     4491 SOUTH STATE ROAD SEVEN, SUITE 200
                         FORT LAUDERDALE, FLORIDA 33314
                                 (954) 321-9555

                                 PROXY STATEMENT

         This proxy statement is furnished in connection with the solicitation by the Board of Directors of Cancer Treatment Holdings, Inc., a Nevada corporation (the "Company"), of proxies in the enclosed form for use at the Annual Meeting of Shareholders to be held on November 20, 1997, and at any adjournment(s) thereof. The approximate date on which this proxy statement and the enclosed proxy are first being mailed to shareholders is September 26, 1997.

         The persons named in the enclosed proxy form will vote the shares for which they are appointed in accordance with the directions of the shareholders appointing them. In the absence of such directions, shares will be voted for all proposals described herein and, in the proxies' discretion, upon such other matters as may properly come before the Annual Meeting. The Board of Directors does not anticipate that any of its nominees will be unavailable for election and does not know of any other matters that may be brought before the Annual Meeting. A shareholder may revoke his proxy at any time prior to its use, however, such revocation will not be effective until the Secretary of the Company has been so notified in writing. It is therefore prudent to send such notice of revocation by certified or registered mail, return receipt requested, to Secretary, Cancer Treatment Holdings, Inc., Suite 200, 4491 South State Road Seven, Fort Lauderdale, Florida 33314.

         The cost of the proxy solicitation will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally and by telephone and telegraph, all without additional compensation.

         Only holders of shares of Common Stock of record at the close of business on September 22, 1997 will be entitled to notice of and to vote at the Annual Meeting and all adjournments thereof. As of the close of business on September 22, 1997, the Company had outstanding 3,336,476 shares of Common Stock.

         In accordance with the Company's By-laws, the quorum necessary to conduct business at the Annual Meeting is one-third of the outstanding shares of the Company's Common Stock. The vote of a majority of the shares of Common Stock represented at the Annual Meeting is required for the election of the one Director and for the ratification of the Company's independent public accountants.

         Shares represented by proxies which are marked "abstained" or which are marked to deny discretionary authority will only be counted for determining the presence of a quorum. Votes withheld in connection with the election of one or more of the nominees for Director will not be counted as votes cast for such individuals. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will not be included in the vote totals.

         A list of the shareholders entitled to vote at the Annual Meeting will be available at the Company's office, 4491 South State Road Seven, Suite 200, Fort Lauderdale, Florida 33314, for a period of ten (10) days prior to the Annual Meeting for examination by any shareholder.

         Officers and Directors of the Company currently beneficially own approximately 22.2% of the outstanding shares of Common Stock. See "Security Ownership of Management and Principal Shareholders." Accordingly, approval of the aforesaid matters is not virtually assured.

           SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

         The following table sets forth, as of September 22, 1997, the number of shares of the Company's Common Stock held of record or beneficially by (i) each person who held of record or was known by the Company to be the beneficial owner of more than 5 percent of the Company's outstanding Common Stock; (ii) each of the Company's directors; (iii) each of the Company's named executive officers, directors and nominees for director and (iv) all executive officers and directors of the Company as a group.

                                 Number of Shares               Percent of
Name of                           of Common Stock                 Shares
Beneficial Owner                Beneficially Owned(1)         Outstanding (2)

Ullrich Klamm, Ph.D.                   564,000 (3)                  14.7%

Stanley L. Malkin, M.D.                278,000 (4)                   7.8%

Louis W. Boisvert, III                  57,800 (5)                   1.7%

Jack W. Buechner                        10,000 (6)                     *

Tina M. Kovach                          20,000 (7)                     *

Thomas F. Mazzei                        20,000 (8)                     *

John C. Mull, M.D.                     117,500 (9)                   3.5%

John P. Rosenthal                       86,289 (10)                  2.6%

Salvatore P. Russo, Ph.D.                8,500 (11)                    *

All officers and directors
 as a group (13 persons)               884,089 (12)                 22.2%

 *       Represents less than 1% of the outstanding Company Common Stock.


-------------

 (1) A person is deemed to be the beneficial owner of securities that can be acquired by such persons within 60 days from September 22, 1997, upon the exercise of options or warrants. Except as otherwise indicated, the nature of the beneficial ownership is record and direct.
 (2) Each beneficial owner's percentage ownership is determined by assuming that options or warrants held by such person (but not those held by any other persons) and which may be exercised within 60 days from September 24, 1997 have been exercised.
 (3) Consists of 500,000 shares subject to presently exercisable options, 50,000 shares owned individually and 14,000 shares owned by an affiliated corporation.
 (4) Consists of 250,000 shares subject to presently exercisable options, 14,000 shares owned individually and 14,000 shares owned through an affiliated corporation.
 (5)     Includes 55,000 shares subject to presently exercisable options.
 (6)     Includes 10,000 shares subject to presently exercisable options.

Footnotes (7) through (12) continue on next page

Footnotes from preceding page:

 (7)     Includes 20,000 shares subject to presently exercisable options.
 (8)     Includes 20,000 shares subject to presently exercisable options.
 (9)     Includes 7,500 shares subject to presently exercisable options.
(10) Includes 19,000 shares subject to presently exercisable warrants and 10,000 shares subject to presently exercisable options.
(11)     Includes 7,500 shares subject to presently exercisable options.
(12) Includes shares issuable upon exercise of presently exercisable warrants and options, as described in the Notes above. No securities are beneficially owned by other officers of the Company, including Kenneth Neeley, Richard Nevin, Carol Befanis O'Donnell, Cheri Oquist, M.D. and Francine Orsini.


                              ELECTION OF DIRECTORS

         The Company's By-laws provide that the Board of Directors shall be divided into three classes. The Company currently has five Directors. At the 1997 Annual Meeting of Shareholders, shareholders will elect one director. Salvatore P. Russo, Ph.D. is nominated to serve as a Director until the 2000 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

         Jack W. Buechner and John P. Rosenthal will continue to serve as Directors in the class whose term expires in 1998. Ullrich Klamm, Ph.D. and John
C. Mull, M.D. will continue to serve as Directors in the class whose term expires in 1999.


         The names of the nominee and the directors continuing in office, their principal occupations, the years in which they became directors and the years in which their terms expire are set forth below.

               Nominee for Election at this Year's Annual Meeting

                                                                                                 Director              Term
Name                                Age              Principal Occupation                        Since                 Expires
----                                ---              --------------------                        --------              --------
Salvatore P. Russo,                 67               Health care consultant in                   1994                  1997
         Ph.D.                                       Boston, MA since 1993.  From
                                                     1974 until 1993,
                                                     Administrator of the
                                                     Shriners Burns Institute in
                                                     Boston, MA, specializing in
                                                     children with severe burns.

    Current Directors Whose Terms Will Continue After The 1997 Annual Meeting

Jack W. Buechner                    57               Attorney at the Washington,                 1993                  1998
                                                     D.C. law firm of Manatt Phelps
                                                     Phillips.  Previously, general
                                                     counsel to the governmental
                                                     consulting firm of Linton,
                                                     Mields, Reisler and Cottone in
                                                     Washington, D.C., a partner in
                                                     The Hawthorn Group, L.L.C. in

                                                     Arlington, Virginia, and
                                                     President of the
                                                     International Republican
                                                     Institute, a foundation
                                                     that promotes democracy in
                                                     foreign countries. From
                                                     1986 to 1990, a United
                                                     States Representative from
                                                     the State of Missouri.

Ullrich Klamm, Ph.D.                58               Chairman of the Board, Chief                1993                  1999
                                                     Executive Officer, President and
                                                     a Director.  Since 1987,

                                                     President and a Director of
                                                     Hospital Diagnostic Equipment
                                                     Corp. ("HDEC"), a private
                                                     company that owns and
                                                     operates high technology
                                                     medical diagnostic equipment,
                                                     primarily in rural areas.

John C. Mull, M.D.                  63               Partner, Hutchinson Clinic,                 1994                  1999
                                                     P.A., a medical practice
                                                     since 1967.  Director,
                                                     Central Bank & Trust Co.
                                                     from 1972 to present.

John P. Rosenthal                   64               Senior Vice President of                    1993                  1998
                                                     Burnham Securities, Inc. since
                                                     February 1991.  From 1972 to
                                                     1991, senior partner of
                                                     Silberberg, Rosenthal & Co., an
                                                     investment banking firm.
                                                     Director of the Neuberger &
                                                     Berman Equity Funds.

 Executive Officers of the Company and Company Subsidiary Who Are Not Directors

Louis W. Boisvert, III              35               Chief Financial Officer and Vice President of Finance
                                                     of the Company since August 1993.  For more than five
                                                     years prior thereto, Mr. Boisvert was employed by
                                                     Deloitte and Touche, and served in the most recent
                                                     capacity as senior audit manager.  Mr. Boisvert is a
                                                     Certified Public Accountant.

Tina M. Kovach                      40               Vice President of Clinical Services of the Company's
                                                     Home Health Division since April 1996.  For more than
                                                     seven years prior thereto, Ms. Kovach served with Mr.
                                                     Mazzei as Co-Administrator of Community Home Health,
                                                     Inc. of Pompano Beach, FL, where she was responsible
                                                     for financial and clinical operations of a medicare-certified home health agency.

Thomas F. Mazzei                    50               President of the Company's Home Health Division since
                                                     April 1996.  For more than seven years prior thereto, Mr.
                                                     Mazzei served as Co-Administrator of Community Home
                                                     Health, Inc. of Pompano Beach, FL, where he was

                                                     responsible for financial and clinical operations of a
                                                     medicare-certified home health agency.

Kenneth L. Neeley                   33               Treasurer of the Company since August 1997, and
                                                     Controller since January 1997.  From May 1996 to
                                                     January 1997, Mr. Neeley served as Controller of Anda
                                                     Generics, Inc., a generic drug manufacturer and
                                                     distributer.  From March 1995 to May 1996, Mr. Neeley
                                                     was Manager of General Accounting for AlliedSignal
                                                     Aerospace, an aerospace firm.  Mr. Neeley was Controller
                                                     of Pegasus Airwave, Inc. from February 1993 to
                                                     December 1994, and was an accounting consultant to
                                                     private firms for three months thereafter.  From 1987 to
                                                     February 1993, Mr. Neeley was a senior auditor for
                                                     Deloitte and Touche, an accounting firm.

Richard I. Nevin                    56               Vice President of Operations of the Company since
                                                     August 1997.  From 1994 to 1996, Mr. Nevin was
                                                     employed by Vitas Healthcare Corporation as Executive
                                                     Vice President of Operations (Regional Vice President of
                                                     the Midwest Region from 1994 to 1995), with overall
                                                     responsibility for operations of more than 30 hospice
                                                     programs.  From 1992 to 1994, Mr. Nevin was Vice
                                                     President of Business Development for Option Care, Inc.,
                                                     where he was responsible for development of home
                                                     health and infusion therapy center business.

Carol B. O'Donnell                  40               Secretary of the Company since November 1994.
                                                     For more than five years prior thereto, Ms. O'Donnell was
                                                     self-employed as an attorney specializing in the practice
                                                     of corporate and securities law.

Cheri Oquist, M.D.                  46               Vice President of Medical Affairs since November 1996
                                                     and an employee of the Company and its subsidiary since
                                                     August 1995.  From April 1994 to August 1995, Dr.
                                                     Oquist was Director of Operations for Federal Health Care
                                                     Services.  From January 1992 to March 1993, Dr. Oquist
                                                     was Director of Billing for Hospital Staffing Services.  Dr.
                                                     Oquist is also a medical consultant and medical advisor to researchers and clinics in the Caribbean and Mexico,
                                                     respectively.

Francine Orsini                     39               Assistant Secretary of the Company since November
                                                     1996 and Assistant to the Chairman and President of the
                                                     Company since September 1995.  For twelve years
                                                     immediately prior thereto, Ms. Orsini was the assistant to the Senior Managing Partner of the law firm of Olle,
                                                     Macaulay & Zorrilla, P.A.

         During the fiscal year ended May 31, 1997, the Board of Directors held four formal Board meetings. Each Director of the Company attended more than 75 percent of the meetings of the Board of Directors held during the period when such individual was a Director.

         The Company does not have any standing nominating committee of the Board of Directors.

         The Company has an audit committee of the Board of Directors of which Mr. Buechner, Dr. Mull and Mr. Rosenthal are members. The audit committee performs various functions involving the supervision of the Company's financial affairs, including reviewing the Company's annual audits and overseeing its internal control procedures. During the fiscal year ended May 31, 1997, four meetings of the audit committee were held and each member attended at least 75 percent of said meetings.

         The Company has a compensation committee of the Board of Directors of which Dr. Mull, Mr. Rosenthal and Dr. Russo are members. During the fiscal year ended May 31, 1997, one meeting of the compensation committee was held and each member attended at least 75 percent of said meetings.

         The Company also has an executive committee of the Board of Directors of which Mr. Buechner, Dr. Klamm and Mr. Rosenthal are currently members. The executive committee is empowered to act on behalf of the Board between Board meetings as well as serve as the compensation committee. During the fiscal year ended May 31, 1997, no meetings of the executive committee were held.

         To the best of the Company's knowledge, during the fiscal year ended May 31, 1997 or prior years, no person who was a director, officer, or beneficial owner of more than 10% of any class of equity securities of the registrant registered pursuant to Section 12, failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth information about the compensation paid or accrued by the Company during the fiscal years ended May 31, 1997, 1996 and 1995 to the Company's Chief Executive Officer and to each of the other most highly compensated Executive Officers of the Company whose aggregate compensation exceeded $100,000 in the fiscal year ended May 31, 1997.

                           Summary Compensation Table

                                    Annual Compensation                                     Long-Term Compensation
                                    --------------------------------                        ----------------------
(a)                                 (b)     (c)      (d)      (e)               (f)            (g)             (h)      (i)
                                                              Other             Restricted     Securities
                                                              Annual            Stock          Underlying      LTIP     All Other
Name                                Year    Salary   Bonus    Compensation      Award(s)       Option/SARs     Payouts  Comp.
                                            ($)      ($)      ($)               (#)            (#)             ($)      ($)
                                            ---      ---      ---               ---            ---             ---      ---
Ullrich Klamm, Ph.D.                1997    115,250  -        26,400            -              -               -        -
         Chairman of the Board,     1996    108,848  30,000   25,400            -              250,000         -        -
         Chief Executive Officer,   1995    105,574  25,000   25,200            -              -               -        -
         President

Louis W. Boisvert, III              1997    110,000  -        -                 -              -               -        -
         Chief Financial Officer    1996    100,000  25,000   -                 -              35,000          -        -
         and Vice President         1995    86,250   25,000   -                 -              -               -        -
         of Finance

Thomas F. Mazzei                    1997    150,000  -        6,000             -              60,000          -        -
         President of Home Health   1996    -        -        -                 -              -               -        -
         Division                   1995    -        -        -                 -              -               -        -

Tina M. Kovach                      1997    150,000  -        6,000             -              60,000          -        -
         Director of Clinical       1996    -        -        -                 -              -               -        -
         Services                   1995    -        -        -                 -              -               -        -

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option
Values

         The following table sets forth information concerning the value of unexercised stock options at the end of the 1997 fiscal year for the persons named in the Summary Compensation Table.

(a)               (b)                       (c)               (d)                                (e)
                                                              Number of Securities
                                                              Underlying Unexer-                 Value of Unexercised
                  Shares                    Value             cised Options at                   In-The-Money Options at
                  Acquired                  Realized          Fiscal Year End                    Fiscal Year End ($)
Name              on Exercise(#)            ($)               Exercisable/Unexercisable          Exercisable/Unexercisable
----              --------------            ---               -------------------------          -------------------------
Ullrich
  Klamm, Ph.D.             0                0                 416,667/83,333                              0/0


Louis W.
  Boisvert, III            0                0                 45,000/15,000                               0/0

Thomas F. Mazzei           0                0                 20,000/60,000                               0/0

Tina M. Kovach             0                0                 20,000/60,000                               0/0


Employment Contracts and Termination of Employment and Change-In-Control Arrangements

         Pursuant to an employment contract with the Company, Dr. Klamm receives base compensation of $125,000 with annual increases equal to the increase in the Consumer Price Index and an incentive bonus of 5 percent of any increase in the Company's consolidated net income, before extraordinary items and income taxes, ("Net Income") from the fiscal year ending May 31, 1998 (the "Base Year"), and thereafter from any subsequent year in which Net Income was greater than Net Income for the Base Year. In the event of the termination of Dr. Klamm's employment contract without cause, Dr. Klamm would receive $500,000. Dr. Klamm's contract will expire on February 1, 2001.

         Pursuant to employment contracts with the Company, each of Thomas F. Mazzei and Tina M. Kovach received a sign-on bonus in the amount of $100,000 and receives base compensation of $150,000, with quarterly bonuses not to exceed 120% of the sum of the Annual Base Salary and Quarterly Bonuses for the same quarters of the prior year. The contracts also provide for the grant of options to acquire 60,000 shares of the Company's common stock at an exercise price of $4.00 per share, exercisable at increasing increments over the term of the contract. In the event of the termination of either of the employment contracts without cause, the employee would be entitled to receive Base Salary and the Quarterly Bonus for the remainder of the term, and all options granted under such contract would survive the termination. Each of the contracts will expire in April 2001.

Compensation of Directors

         All Directors, except Dr. Klamm, are paid directors' fees of $500 per meeting attended and are reimbursed for all out-of-pocket expenses incurred in connection with their duties as directors.

         On February 12, 1993, the Board of Directors approved the grant of stock options to non-employee directors as follows: on June 1 of each year commencing in 1993 each non-employee director will be granted fully-vested options to purchase 2,500 shares of the Company's Common Stock at the closing price on that date, exercisable for a period of five years. On August 31, 1994, the Board of Directors approved the grant of stock options to non-employee directors elected at or after the Annual Meeting of Shareholders held on November 14, 1994 to purchase 2,500 shares upon their election, and an additional 2,500 shares on each anniversary thereafter while such director continues to serve the Company as such, with a maximum of 10,000 shares to be granted to any director during the term of his office. The exercise price of each option is the fair market value of the Common Stock on the date the options are granted, with an option expiration date of five years after the date of grant or the date on which a director ceases to serve as such, whichever is sooner.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The Company has retained, subject to shareholder ratification, Coopers & Lybrand, L.L.P. as the Company's independent public accountants for the fiscal year ending May 31, 1998. Coopers & Lybrand has served as the Company's independent public accountants since 1986, and has no financial interest, either direct or indirect, in the Company. Representatives of Coopers & Lybrand are expected to be present at the Annual Meeting to make a statement, if they wish to do so, and to be available to answer appropriate questions from shareholders at such time. If the shareholders do not ratify the appointment of Coopers & Lybrand, as the Company's independent public accountants, the Board of Directors will consider the selection of another accounting firm.

         The Board of Directors recommends a vote in favor of this proposal.

                  DEADLINE FOR REPORT OF SHAREHOLDER PROPOSALS

         Shareholder proposals intended to be presented at the 1998 Annual Meeting of Shareholders of the Company must be received by the Company no later than May 29, 1998 at its principal executive offices, Attention: Secretary, for inclusion in the proxy statement and form of proxy relating to the 1998 Annual Meeting of Shareholders.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            Ullrich Klamm, Ph.D.,
                                            Chairman and President

Fort Lauderdale, Florida
September 26, 1997